Fees Summary	Jun. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,498,510,000
Previously Paid Amount	0
Total Fee Amount	229,421.88
Total Offset Amount	0
Net Fee	$ 229,421.88